FIRST WASHINGTON FINANCIAL CORPORATION
                              FINANCIAL STATEMENTS

                    YEAR ENDED SEPTEMBER 30, 2001 AND PERIOD
                 MAY 25, 2000 (INCEPTION) TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                     FIRST WASHINGTON FINANCIAL CORPORATION


                              FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2001 AND THE PERIOD
                 MAY 25, 2000 (INCEPTION) TO SEPTEMBER 30, 2000



                          INDEX TO FINANCIAL STATEMENTS



                                                                         PAGE(S)
AUDITED FINANCIAL STATEMENTS:
     Report of Independent Certified Public Accountants                       1

     Balance Sheets as of September 30, 2001 and 2000                         2

     Statements of Operations for the year ended September 30, 2001
        and the period May 25, 2000 (inception) to September 30, 2000         3

     Statement of Stockholders' Equity for the year
        ended September 30, 2001 and the period  May 25, 2000
        (inception) to September 30, 2000                                     4

     Statements of Cash Flows for the year ended September 30, 2001
        and the period May 25, 2000 (inception) to September 30, 2000         5

     Notes to Financial Statements                                          6-8

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants
                               High Ridge Commons
                           200 Haddonfield Berlin Road
                                 Suites 400-403
                              Gibbboro, New Jersey
                        (856) 346-2828 Fax (856) 346-2882

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
First Washington Financial Corporation
Oakhurst, CA

We have audited the accompanying balance sheets of First Washington Financial Corporation (the "Company") as of September 30, 2001 and the related statement of operations, stockholders' equity, and cash flows for the year ended September 30, 2001 and the period May 25, 2000 (inception) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements for the year ended September 30, 2001 and the period May 25, 2000 (inception) to September 30, 2000 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has raised certain issues that lead to substantial doubt about its ability to continue as a going concern. The Company does not have any revenue generating activities. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Washington Financial Corporation as of September 30, 2001 and 2000 and the results of its operations and their cash flows for the year ended September 30, 2001 and the period May 25, 2000 (inception) to September 30, 2000 in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
/s/ BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

March 3, 2003

         MEMBER OF:       AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                          NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                          PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                          NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

                     FIRST WASHINGTON FINANCIAL CORPORATION
                                 BALANCE SHEETS
                           SEPTEMBER 30, 2001 AND 2000




                                     ASSETS

                                            2001                     2000
                                        ----------------      -----------------
CURRENT ASSET
   Officers Loans                       $           100       $           100
                                        ================      ==================



                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES


          Total current liabilities                   -                     -
                                        -----------------     ------------------

COMMITMENTS

STOCKHOLDERS' EQUITY
  Common stock, no par value; 10,000
  shares authorized, issued and
  outstanding 10,000 and 10,000 in
  2001 and 2000, respectively                       100                   100

  Retained earnings                                   -                     -
                                        ------------------   ------------------


          Total stockholder's equity                100                   100
                                        ------------------   ------------------

TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                $           100      $            100
                                        ==================   ==================









                 The accompanying notes are an integral part of
                          these financial statements.

                     FIRST WASHINGTON FINANCIAL CORPORATION
                            STATEMENTS OF OPERATIONS
              FOR THE YEAR ENDED SEPTEMBER 30, 2001 AND THE PERIOD
                 MAY 25, 2000 (INCEPTION) TO SEPTEMBER 30, 2000




                                                  2001               2000
                                          ----------------    ------------------

REVENUES                                  $             -    $               -
                                          ----------------    -----------------

OPERATING EXPENSES                                      -                    -
                                          ----------------    -----------------

NET INCOME (LOSS)                         $             -     $              -
                                          ================    =================


BASIC AND DILUTED LOSS
     PER SHARE                            $             -     $              -
                                          ================    =================

WEIGHTED AVERAGE NUMBER
     OF COMMON SHARES                              10,000               10,000
                                          ================    =================

                 The accompanying notes are an integral part of
                          these financial statements.

                     FIRST WASHINGTON FINANCIAL CORPORATION
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
              FOR THE YEAR ENDED SEPTEMBER 30, 2001 AND THE PERIOD
                 MAY 25, 2000 (INCEPTION) TO SEPTEMBER 30, 2000

                                           Common  Additional
                                 Common     Stock    Paid-In   Retained
                                 Shares     Amount   Capital   Earnings   Total
                              ----------  -------- ----------  --------  -------

BALANCE - May 25, 2000
   (INCEPTION)                         -  $      - $        -  $      -  $    -

Common stock issued
  no par value                    10,000       100          -         -     100

Net income (loss) for period
May 25, 2000 to September 30,
2000                                   -         -          -         -       -
                              ----------  --------- ---------  --------  -------


BALANCE - September 30, 2000      10,000       100          -     #   -     100


Net income (loss)                      -         -          -         -       -
                             -----------  --------- ---------  --------  -------

BALANCE - September 30, 2001      10,00   $    100  $       -  $      -  $  100
                             ===========  ========= =========  ========  =======







                          The accompanying notes are an
                  integral part of these financial statements.

                     FIRST WASHINGTON FINANCIAL CORPORATION
                            STATEMENTS OF CASH FLOWS
              FOR THE YEAR ENDED SEPTEMBER 30, 2001 AND THE PERIOD
                 MAY 25, 2000 (INCEPTION) TO SEPTEMBER 30, 2000




                                                    2001           2000
                                               ------------   ----------------

CASH FLOWS FROM OPERATING ACTIVITIES

 Net income (loss)                             $         -     $           -
                                               ------------   ----------------

Adjustments to reconcile net income
(loss) to net cash used in operating
activities:
Changes in assets and liabilities:

    Officers loans                                       -              (100)
                                               ------------   ----------------

          Total Adjustments                              -              (100)
                                               ------------   ----------------
          Net cash used in operating activities          -             (100)
                                               ------------   ----------------


CASH FLOWS FROM FINANCING ACTIVITIES

   Issuance of common stock                              -              100
                                               ------------   -----------------

       Net cash provided by financing activity           -              100
                                               ------------   -----------------

NET INCREASE IN CASH                                     -                -


CASH - Beginning of Year                                 -                -
                                               ------------   -----------------

CASH - End of Year                                       -                -
                                               ============   =================








              The accompanying notes are an integral part of these
                             financial statements.

                     FIRST WASHINGTON FINANCIAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEAR ENDED SEPTEMBER 30, 2001 AND THE PERIOD
                 MAY 25, 2000 (INCEPTION) TO SEPTEMBER 30, 2000



NOTE 1-  ORGANIZATION

                  First Washington Financial Corporation ("the Company") was incorporated in the State of Nevada on May 25, 2000. The Company expects to provide mortgage consulting and financial services to the public.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Cash and Cash Equivalents

                  The Company considers all highly debt instruments purchased with a maturity of three months or less to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

                  Use of Estimates

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Income Taxes

                  Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                     FIRST WASHINGTON FINANCIAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              FOR THE YEAR ENDED SEPTEMBER 30, 2001 AND THE PERIOD
                 MAY 25, 2000 (INCEPTION) TO SEPTEMBER 30, 2000


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Earnings (Loss) Per Share of Common Stock

                  Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

                  The following is a reconciliation of the computation for basic and diluted EPS:

                                                September 30,   September 30,
                                                     2001           2000
                                                ------------    -------------

                  Net loss                      $         -     $          -

                  Weighted-average common
                  shares outstanding (Basic)         10,000          10,000

                  Weighted-average common
                  equivalents
                     Stock options                        -                -
                     Warrants                             -                -
                                                ------------    -------------

                  Weighted-average common
                  shares outstanding (Diluted)       10,000           10,000
                                                ===========     =============

                     FIRST WASHINGTON FINANCIAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              FOR THE YEAR ENDED SEPTEMBER 30, 2001 AND THE PERIOD
                  MAY 25, 2000 (INCEPTION) TO SEPTEMBER 30, 2000



NOTE 3-  GOING CONCERN

                  As shown in the accompanying financial statements, the Company has no revenue to support itself and has not commenced business activities.

                  In view of these matters, continuing as a going concern is dependent upon the Company's ability to raise additional capital and to perform business. Management believes that actions planned and presently being taken provide the opportunity for it to continue as a going concern.

NOTE 4-  STOCKHOLDERS' EQUITY

                  COMMON STOCK

                  On May 25, 2000 the Company issued 10,000 shares of common stock to the founders of the Company at no par value for $100.


NOTE 5-  SUBSEQUENT EVENT

                  On May 17, 2002, all 10,000 shares of the Company's issued and outstanding common stock were acquired by a publicly traded company, Volt, Inc.

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